                                                                 EXHIBIT 10.5(d)

                                                                  EXECUTION COPY


                    LIMITED WAIVER TO LEHMAN CREDIT AGREEMENT

         This LIMITED WAIVER TO LEHMAN CREDIT AGREEMENT (the "Waiver") is dated as of January 15, 2004, by and among (1) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) ("Link OLP"), Link Energy Canada Limited Partnership (formerly EOTT Energy Canada Limited Partnership) ("Link Canada"), EOTT Energy Liquids, L.P. ("EOTT Liquids") and Link Energy Pipeline Limited Partnership (formerly EOTT Energy Pipeline Limited Partnership) ("Link Pipeline", and together with Link OLP, Link Canada and EOTT Liquids, the "Borrowers"), Link Energy LLC (formerly EOTT Energy LLC) ("Link LLC"), Link Energy General Partner LLC (formerly EOTT Energy General Partner, L.L.C.) ("Link GP", and together with Link LLC, the "Guarantors"), (2) each of the banks or other lending institutions that is listed as a Term Lender on the signature pages hereof (each a "Term Lender" and, collectively, the "Term Lenders") and
(3) Lehman Brothers Inc., as Term Lender Agent (the "Term Lender Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Lehman Credit Agreement (as defined below).

                  WHEREAS, the Borrowers, each Guarantor, the Term Lenders and the Term Lender Agent entered into that Term Loan Agreement, dated as of February 11, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the "Lehman Credit Agreement"); and

                  WHEREAS, the Borrowers and Guarantors have requested, and the Term Lenders and the Term Lender Agent are willing to grant, a waiver with respect to the Lehman Credit Agreement, as set forth herein subject to the terms and conditions contained herein.

                  NOW THEREFORE, in consideration of the premises contained in this Waiver, and fully intending to be legally bound by this Waiver, the Borrowers, the Guarantors, the Term Lenders and the Term Lender Agent hereby agree as follows:

         SECTION 1. LIMITED WAIVER. Effective as of the Effective Date, the Term Lenders and the Term Lender Agent hereby waive any Event of Default pursuant to
(i) Section 11(d) of the Lehman Credit Agreement resulting from (A) the Borrowers having permitted Consolidated EBIDA for the Reference Period ended on December 31, 2003 to be less than $12,684,000 in breach of Section 10(o) of the Lehman Credit Agreement and (B) the Borrowers having permitted the ratio of Consolidated EBIDA to Consolidated Total Interest Expense for the Reference Period ended on December 31, 2003 to be less than 1.11:1.00 in breach of Section 10(q) of the Lehman Credit Agreement, (ii) Sections 11(g) and 11(h) of the Lehman Credit Agreement resulting from an Event of Default under and as defined in that certain Secured Promissory Note, dated December 31, 2002 ("Enron Note"), in the initial principal amount of $6,211,673.13, payable by Link OLP, due to the failure of Link OLP to cause the letter of credit that was issued to secure the Enron Note to be renewed or replaced by July 18, 2003, which is at least 10 business days prior to its expiry, as required by the terms of the Enron Note, which failure resulted in an Event of Default under, and the automatic acceleration of, the Enron Note, (iii) Section 11(c) or (n) of the Lehman Credit Agreement resulting from the occurrence of any Event of

Default under any Credit Document resulting from an Event of Default under the Lehman Credit Agreement waived hereby, and (iv) Section 11(c), (h) and (n) of the Lehman Credit Agreement resulting from the occurrence of a "Default" or "Event of Default" (as defined in the Letter of Credit Agreement) under the Letter of Credit Agreement, the Crude Oil Purchase Agreement or the Receivables Purchase Agreement waived pursuant to Section 1 of the Loan Waiver.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. In order to induce the Term Lenders and the Term Lender Agent to enter into this Waiver, the Borrowers and the Guarantors represent and warrant to the Term Lenders and the Term Lender Agent (which representations and warranties shall survive the execution and delivery of this Waiver), that on and as of the Effective Date after giving effect to this Waiver and the Loan Waiver referred to below, (a) all of the representations and warranties contained in the Lehman Credit Agreement and in the other Credit Documents (except to the extent that such representations and warranties relate expressly to an earlier date) are true and correct and (b) no Default or Event of Default under the Lehman Credit Agreement other than those described in Section 1 hereof has occurred and is continuing.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Waiver shall be deemed to be effective as of the date hereof (the "Effective Date") only upon (a) the due execution and delivery of this Waiver by the Borrowers, the Guarantors, the Majority Term Lenders and the Term Lender Agent, and (b) the due execution and delivery of a waiver to the Letter of Credit Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement in the form attached as Exhibit A hereto (the "Loan Waiver") by the Borrowers, the Guarantors, the Standard Chartered Bank and Standard Chartered Trade Services, waiving certain "Events of Default" (under and as defined in the Letter of Credit Agreement, the Crude Oil Purchase Agreement and the Receivables Purchase Agreement).

         SECTION 4. APPLICABLE LAW. THIS WAIVER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

         SECTION 5. EFFECT; RATIFICATION. The waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) except as expressly provided in this Waiver, be a consent to any amendment, waiver or modification of any term or condition of the Lehman Credit Agreement, or of any other Credit Document or (ii) prejudice any right or rights that the Term Lenders or the Term Lender Agent may now have or may have in the future under or in connection with the Lehman Credit Agreement or any other Credit Document. This Waiver shall be construed in connection with and as part of the Lehman Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Lehman Credit Agreement and each other Credit Document, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

         SECTION 6. COUNTERPARTS. This Waiver may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed signature page.

         SECTION 7. SEVERABILITY. In case any provision in or obligation under this Waiver shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Waiver to be executed and delivered as an agreement under seal as of the date first written above.

                                     LINK ENERGY LIMITED PARTNERSHIP

                                     By:  LINK ENERGY GENERAL PARTNER
                                          LLC, its General Partner

                                          By: ______________________________
                                              Name:    James R. Allred
                                              Title:   Vice President
                                                       and Treasurer

                                     LINK ENERGY CANADA LIMITED
                                     PARTNERSHIP, as a Borrower

                                     By:  LINK ENERGY GENERAL PARTNER
                                          LLC, its General Partner

                                          By: ______________________________
                                              Name:    James R. Allred
                                              Title:   Vice President and
                                                       Treasurer

                                     EOTT ENERGY LIQUIDS, L.P.,
                                     as a Borrower

                                     By:  LINK ENERGY GENERAL PARTNER
                                          LLC, its General Partner

                                          By: ______________________________
                                              Name:    James R. Allred
                                              Title:   Vice President and
                                                       Treasurer

                                      LINK ENERGY PIPELINE LIMITED
                                      PARTNERSHIP, as a Borrower

                                      By:  LINK ENERGY GENERAL PARTNER
                                           LLC, its General Partner

                                           By: ______________________________
                                               Name:    James R. Allred
                                               Title:   Vice President and
                                                        Treasurer

                                      LINK ENERGY LLC, as a Guarantor

                                      By:  _________________________________
                                           Name:    James R. Allred
                                           Title:   Vice President and
                                                    Treasurer

                                      LINK ENERGY GENERAL PARTNER LLC,
                                      as a Guarantor

                                      By:  _________________________________
                                           Name:    James R. Allred
                                           Title:   Vice President and
                                                    Treasurer

                                      LEHMAN BROTHERS INC. Term Lender
                                      Agent

                                      By:  _______________________________
                                           Name:
                                           Title:

                                      LEHMAN COMMERCIAL PAPER, INC.
                                      a Term Lender

                                      By:  _______________________________
                                           Name:
                                           Title:

                                      FARALLON CAPITAL PARTNERS, L.P., a
                                      California limited partnership, as a
                                      Term Lender

                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS, L.P., a California limited
                                      partnership, as a Term Lender

                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS II, L.P., a California
                                      limited partnership as a Term Lender

                                      FARALLON CAPITAL INSTITUTIONAL
                                      PARTNERS III, L.P., a Delaware
                                      limited partnership, as a Term
                                      Lender

                                      TINICUM PARTNERS, L.P., a New York
                                      limited partnership, a Term Lender

                                      By:  FARALLON PARTNERS, L.L.C.,
                                           as General Partner

                                           By: _________________________________
                                               Managing Member,
                                               Farallon Partners, L.L.C.

                                      FARALLON CAPITAL OFFSHORE INVESTORS
                                      INC.

                                      By:  FARALLON CAPITAL MANAGEMENT,
                                           L.L.C., its Agent and Attorney-
                                           In-Fact

                                           By: _________________________________
                                               Managing Member,
                                               Farallon Capital Management,
                                               L.L.C.

                                      HIGH YIELD PORTFOLIO, a series of
                                      Income Trust

                                      By:  _____________________________________
                                           Name:
                                           Title:

                                     AXP VARIABLE PORTFOLIO-EXTRA INCOME
                                     FUND, a series of AXP Variable
                                     Portfolio Income Series, Inc.

                                     By:  ______________________________________
                                          Name:
                                          Title:

                                     FORTRESS CREDIT OPPORTUNITIES I LP,
                                     as a Term Lender

                                     By:  FORTRESS CREDIT OPPORTUNITIES I
                                          GP LLC, as General Partner

                                          By: __________________________________
                                              Name:
                                              Title:

                                     FORTRESS CREDIT OPPORTUNITIES II LP,
                                     as a Term Lender

                                     By:  FORTRESS CREDIT OPPORTUNITIES II
                                          GP LLC, as General Partner

                                          By: __________________________________
                                              Name:
                                              Title: